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                                   PROMISSORY NOTE



-----------------                                                 San Carlos, CA

                                                                         , 1995
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    FOR VALUE RECEIVED, the undersigned,                 , promises to pay to
CellNet Data Systems, Inc., a California Corporation (the "Company"), on order,
the principal sum of                          (      ), together with interest
on the unpaid principal hereof from the date hereof at the rate of six and 04/100 percent (6.04%) per annum.

    Principal and interest shall be due and payable five years from the date hereof. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, or in the event that the undersigned's employment with the Company is terminated for any reason, or no reason, with or without cause, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America. The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

    This Note is subject to the terms of a Restricted Stock Purchase Agreement, dated as of August 1, 1995. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

    Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

    The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

    The undersigned understands that the two-year holding period under Rule 144 of the Securities Act of 1933 generally will not begin to run until this Note has been paid in full.



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                                                Print Name


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                                                  Signature